Exhibit 32.1

Certification of the Chief Executive Officer pursuant to

18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of GOLD TORRENT, INC. (the “Company”) on Form 10-Q for the period ended June 30, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, Ryan Hart, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2014

By:	/s/ Ryan Hart
Ryan Hart
Chief Executive Officer, President and Director (Principal Executive Officer)